EXHIBIT 10.8a

AMENDMENT TO 2008 CHANGE OF CONTROL

EMPLOYMENT AGREEMENT

This Amendment dated as of the              day of              (“Amendment”) revises that certain Change of Control Employment Agreement dated as of the              day of             , 2008 executed by and between The PMI Group, Inc., (the “Company”) and             (the “Executive”).

WHEREAS, the parties previously executed the above Change of Control Employment Agreement (“Agreement”); and

WHEREAS, the parties desire to amend the Agreement as set out below;

NOW, THEREFORE, IT IS HEREBY AGREED, in consideration of the mutual covenants herein contained, the Agreement is amended as follows:

Section 9 is hereby deleted in its entirety.

IN WITNESS WHEREOF, the Executive has hereunto set the Executive’s hand and the Company has caused this Amendment to be executed in its name on its behalf, all as of the day and year first above written. Except as amended herein, all other terms of the Agreement remain in full force and effect.

Executive

The PMI Group, Inc.

By:
Chair, Compensation Committee